IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares U.S. ETF Trust

Supplement dated June 1, 2018

to the Summary Prospectus dated March 1, 2018, Prospectus

and Statement of Additional Information (the “SAI”), each

dated March 1, 2018 (as revised April 6, 2018)

for the iShares Interest Rate Hedged 10+ Year

Credit Bond ETF (CLYH) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The Board of Trustees of the Fund has approved the below changes for the Fund.

	Current	New
Fund Name	iShares Interest Rate Hedged 10+ Year Credit Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Investment Objective	The iShares Interest Rate Hedged 10+ Year Credit Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.	The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years.

The Fund is expected to implement these changes no sooner than August 1, 2018, but no later than October 4, 2018.

When the above changes are effective, the below changes to the Summary Prospectus, Prospectus and the SAI for the Fund will go into effect.

Change in the Fund’s “Principal Investment Strategies”

The first paragraph on page S-2 of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in investment-grade U.S. corporate bonds with remaining maturities greater than ten years, in one or more underlying funds that principally invest in investment-grade corporate bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The bonds in which the Fund and/or the Underlying Fund invest may include investment-grade corporate bonds and generally have at least ten years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates.

The second paragraph in the section of the SAI entitled “General Description of the Trust and the Funds” on page 1 is replaced in its entirety with the following:

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of investment-grade U.S. corporate bonds with remaining maturities greater than ten years. The Fund uses the ICE BofAML 10+ Year US Corporate Swaps Hedged Index as a benchmark to measure its investment returns (the “Benchmark Index”).

The Fund is not an index fund and does not seek to track the performance of the Benchmark Index

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CLYH-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE